Exhibit 10.2

Execution version

CONFIDENTIAL

AMENDMENT TO agreement and plan of merger

This Amendment to Agreement and Plan of Merger (this “Amendment”), is entered into as of October 17, 2018, by and among TheMaven, Inc., a Delaware corporation (“TheMaven”), SM Acquisition Co., Inc., a Delaware corporation and a wholly-owned subsidiary of TheMaven (“MergerSub”), Say Media, Inc., a Delaware corporation (the “Company”), and, solely with respect to Section 7 of the Merger Agreement (as defined below) (to the extent set forth therein), Matt Sanchez as the Securityholder Representative (in his capacity as such, the “Securityholder Representative”). TheMaven, MergerSub, the Company and the Securityholder Representative are each, individually, a “Party” or, collectively, the “Parties.” Capitalized terms used but not otherwise defined herein will have the same meanings ascribed to such terms in the Merger Agreement.

RECITALS

WHEREAS, the Parties entered into that certain Agreement and Plan of Merger, dated as of October 12, 2018, by and among the Parties (the “Merger Agreement”); and

WHEREAS, the Parties desire to amend the Merger Agreement pursuant to Section 8.12 of the Merger Agreement.

NOW, THEREFORE, in consideration of the premises and the respective covenants, agreements and conditions contained herein, the parties hereto agree as follows:

ARTICLE I

1.	Certain Payments. Section 6.3 of the Merger Agreement is hereby restated to read as follows:

“(a) No later than 9:00 am Pacific Time on October 19, 2018 (such date, the “Execution Payments Deadline Date”), TheMaven shall pay to the Company the aggregate amount of the respective payments set forth on Schedule 6.3(a) hereto (collectively, the “Execution Payments”) for further payment to the respective recipients thereof as set forth on Schedule 6.3(a) hereto.”

ARTICLE II

Miscellaneous

1.	Definitions. Unless the context otherwise requires, the capitalized terms used in this Amendment shall have the meanings set forth in the Merger Agreement. Each reference to the term “Agreement” in the Merger Agreement shall be deemed to refer to the Merger Agreement, as amended hereby.

2.	Construction; Miscellaneous. Sections 8.3 through 8.18 of the Merger Agreement are incorporated herein by reference, mutatis mutandis.

3.	Continuing Effect of the Merger Agreement. This Amendment shall not constitute an amendment of any other provision of the Merger Agreement not expressly referred to herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, TheMaven, MergerSub, the Company, and the Securityholder Representative have caused this Amendment to be executed as of the date first written above.

THEMAVEN, Inc.

By:	/s/ James Heckman
	Name:	James Heckman
	Title:	Chief Executive Officer

SM ACQUISITION CO., INC.

By:	/s/ James Heckman
	Name:	James Heckman
	Title:	Chief Executive Officer

SAY MEDIA, INC.

By:	/s/ Matt Sanchez
	Name:	Matt Sanchez
	Title:	Chief Executive Officer

MATT SANCHEZ, as the Securityholder Representative

By:	/s/ Matt Sanchez
	Name:	Matt Sanchez, as the Securityholder Representative

Amendment to Agreement and Plan of Merger Signature Page